Exhibit 10.8

FORM A

RESTATED
AGREEMENT TO PARTICIPATE IN THE
MAXTOR CORPORATION
EXECUTIVE RETENTION AND SEVERANCE PLAN
Adopted October 30, 2003
Amended and Restated Effective March 7, 2005

     Pursuant to an Agreement to Participate (the “Initial Agreement”) in the Maxtor Corporation Executive Retention and Severance Plan (the “Plan”) between the undersigned employee and Maxtor Corporation, executed on ___, 200___, the undersigned employee became a Participant in the Plan. The undersigned employee and the Company now wish to restate the Initial Agreement in the form of this Restated Agreement (the “Restated Agreement”) to Participate in the Maxtor Corporation Executive Retention and Severance Plan in order to incorporate by reference herein the provisions of the Plan as amended and restated by the Committee, effective March 7, 2005 (the “Restated Plan”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned such terms by the Restated Plan.

In consideration of the [grant to the undersigned employee by the Committee, effective March 14, 2005, of certain equity incentives] [payment by the Company to the undersigned employee of an amount in cash] and in consideration of the benefits provided by the Restated Plan, the undersigned employee and the Company hereby agree that, as of the date written below, the undersigned shall become a Participant in the Restated Plan and shall be fully bound by and subject to all of its provisions. This Restated Agreement and the Restated Plan shall supersede in their entirety the terms and conditions of the undersigned employee’s participation under the Initial Agreement and the Plan prior to its amendment and restatement. All references to a “Participant” in the Restated Plan shall be deemed to refer to the undersigned.

     The undersigned employee acknowledges that the Restated Plan confers significant legal rights and may also constitute a waiver of rights under other agreements with the Company; that the Company has encouraged the undersigned to consult with the undersigned’s personal legal and financial advisors; and that the undersigned has had adequate time to consult with the undersigned’s advisors before executing this agreement.

     The undersigned employee acknowledges that he or she has received a copy of the Restated Plan in the form attached as an Appendix hereto and has read, understands and is familiar with the terms and provisions of the Restated Plan. The undersigned employee further acknowledges that (1) the undersigned is waiving any right to a jury trial in the event of any dispute arising out of or related to the Restated Plan and (2) except as otherwise established in an employment agreement between the Company and the undersigned, the employment relationship between the undersigned and the Company is an “at-will” relationship.

Executed on	.

PARTICIPANT	MAXTOR CORPORATION

By:

Signature

Title:
Name Printed

Address

APPENDIX

MAXTOR CORPORATION
EXECUTIVE RETENTION AND SEVERANCE PLAN
Adopted October 30, 2003
Amended and Restated Effective March 7, 2005

FORM B

AGREEMENT TO PARTICIPATE IN THE
MAXTOR CORPORATION
EXECUTIVE RETENTION AND SEVERANCE PLAN
Adopted October 30, 2003
Amended and Restated Effective March 7, 2005

     In consideration of the benefits provided by the Maxtor Corporation Executive Retention and Severance Plan (the “Plan”), the undersigned employee of Maxtor Corporation (the “Company”) and the Company agree that, as of the date written below, the undersigned shall become a Participant in the Plan and shall be fully bound by and subject to all of its provisions. All references to a “Participant” in the Plan shall be deemed to refer to the undersigned.

     The undersigned employee acknowledges that the Plan confers significant legal rights and may also constitute a waiver of rights under other agreements with the Company; that the Company has encouraged the undersigned to consult with the undersigned’s personal legal and financial advisors; and that the undersigned has had adequate time to consult with the undersigned’s advisors before executing this agreement.

     The undersigned employee acknowledges that he or she has received a copy of the Plan and has read, understands and is familiar with the terms and provisions of the Plan. The undersigned employee further acknowledges that (1) the undersigned is waiving any right to a jury trial in the event of any dispute arising out of or related to the Plan and (2) except as otherwise established in an employment agreement between the Company and the undersigned, the employment relationship between the undersigned and the Company is an “at-will” relationship.

Executed on	.

PARTICIPANT	MAXTOR CORPORATION

By:

Signature

Title:
Name Printed

Address

Schedule to Exhibit 10.8

Forms of Agreement to Participate in Maxtor’s Executive Retention and Severance Plan

Name of Participant	Form	Consideration

Dr. C. S. Park	A	Nominal cash payment

Michael J. Wingert		Nominal cash payment

Fariba Danesh		Nominal equity incentive

Duston M. Williams		Nominal equity incentive

David Beaver		Nominal equity incentive

Kurt Richarz	B	None